Trenwick Group Ltd.
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick Group Ltd.                      Case No.          03-12636 (MFW)
       -------------------                                        --------------
                                                Reporting Period: August 2004
                                                                  --------------

                            MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                          Form No.         Attached       Attached
----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR-1            Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1            Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                            MOR-1            Yes
Statement of Operations                                                     MOR-2            Yes
Balance Sheet                                                               MOR-3            Yes
Status of Postpetition Taxes                                                MOR-4            N/A
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                        MOR-4            Yes
     Listing of aged accounts payable                                       MOR-4            Yes
Accounts Receivable Reconciliation and Aging                                MOR-5            Yes
Debtor Questionnaire                                                        MOR-5            Yes
----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                    September 20, 2004
--------------------------------------               --------------------
Signature of Debtor                                  Date

/s/ Alan L. Hunte                                    September 20, 2004
--------------------------------------               --------------------
Signature of Joint Debtor                            Date

/s/ Alan L. Hunte                                    September 20, 2004
--------------------------------------               --------------------
Signature of Authorized Individual*                  Date

Alan L. Hunte
--------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

In re:  Trenwick Group Ltd.                              Case No. 03-12636 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period: August 2004

                                                  Bank Accounts
                                     Operating       Payroll         Tax                 Other
                                --------------------------------------------------------------
      Cash - Beg of Month            66,786.30          --            NA                   NA
                                --------------------------------------------------------------

           Receipts:
          Cash Sales                        --          --            --                   --
         Accounts Rec.                      --          --            --                   --
       Loans & Advances                     --          --            --                   --
        Sale of Assets                      --          --            --                   --
             Other                                      --            --                   --
           Transfers                        --          --            --                   --
                                --------------------------------------------------------------

        Total Receipts                      --          --
                                --------------------------------------------------------------

        Disbursements:
          Net Payroll                       --          --            --                   --
         Payroll Taxes                      --          --            --                   --
    Sales, Use, & Other Tax                 --          --            --                   --
      Inventory Purchases                   --          --            --                   --
     Secured Rental/Leases                  --          --            --                   --
           Insurance                        --          --            --                   --
        Administrative                      --          --            --                   --
            Selling                         --          --            --                   --
             Other                          --          --            --                   --
     Transfers to P/R Acct                  --          --            --                   --
       Professional Fees                    --          --            --                   --
          Court Costs                (1,000.00)         --            --                   --
                                --------------------------------------------------------------

     Total Disbursements:            (1,000.00)         --            --                   --
                                --------------------------------------------------------------

        Net Cash Flow:               (1,000.00)         --            --                   --
                                --------------------------------------------------------------

      Cash: End of Month             65,786.30          --            --                   --
                                ==============================================================

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

Trenwick Group Ltd
Bank Reconciliations
August 2004

The following Chase Accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $       65,786.30

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

Trenwick Group Ltd
Disbursements
August 2004

Wire Date      Amount                         Vendor Name
----------   ----------  -------------------------------------------------------

8/27/2004     1,000.00   U.S. Trustee Payment Program 1st & 2nd quarter 2004 fee

Total        $1,000.00
             =========

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

     Trenwick Group Ltd.                                Case No. 03-12636 (MFW)
-----------------------------                                    ---------------
           Debtor                              Reporting Period: August 2004
                                                                 ---------------

                             Statement of Operations
                               (Income Statement)

---------------------------------------------------------------------------------------------------------------
                                                                      Month Ended                 Cumulative
REVENUES                                                              August 2004               Filing to Date
---------------------------------------------------------------------------------------------------------------
Gross Revenues                                                       $         --                 $   (567,222)
---------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                   --                           --
---------------------------------------------------------------------------------------------------------------
Net Revenue                                                          $         --                 $   (567,222)
---------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                            --                           --
---------------------------------------------------------------------------------------------------------------
Add: Purchases                                                                 --                           --
---------------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                              --                           --
---------------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                           --                           --
---------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                         --                           --
---------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                             --                           --
---------------------------------------------------------------------------------------------------------------
Gross Profit                                                                   --                     (567,222)
---------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------
Advertising                                                                    --                           --
---------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                         --                       13,522
---------------------------------------------------------------------------------------------------------------
Bad Debts                                                                      --                           --
---------------------------------------------------------------------------------------------------------------
Contributions                                                                  --                           --
---------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                 12,004                      236,015
---------------------------------------------------------------------------------------------------------------
Insider compensation*                                                          --                       68,710
---------------------------------------------------------------------------------------------------------------
Insurance                                                                   2,462                      453,289
---------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                        --                           --
---------------------------------------------------------------------------------------------------------------
Office Expense                                                                 --                        8,207
---------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                 --                           --
---------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                        --                           --
---------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                         --                           --
---------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                      --                      (75,192)
---------------------------------------------------------------------------------------------------------------
Supplies                                                                    1,063                       11,215
---------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                  --                           --
---------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                              --                           --
---------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                    --                       45,267
---------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                       --                           --
---------------------------------------------------------------------------------------------------------------
Utilities                                                                      --                           --
---------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                        --                    1,992,544
---------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                               15,529                    2,753,577
---------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                       129,529                    1,604,488
---------------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                          (145,058)                  (4,925,287)
---------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
---------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                         (4,701,648)                 (55,562,885)
---------------------------------------------------------------------------------------------------------------
Interest Expense                                                               --                           --
---------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                --                   33,099,059
---------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                          (4,846,706)                 (93,587,231)
---------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
---------------------------------------------------------------------------------------------------------------
Professional Fees                                                              --                           --
---------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                    --                           --
---------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
---------------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                                (21,079)                     (16,779)
---------------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                              --                           --
---------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                --                      143,569
---------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                              21,079                      160,348
---------------------------------------------------------------------------------------------------------------
Income Taxes                                                                   --                           --
---------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                    $ (4,867,784)                $(93,747,579)
---------------------------------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not considered insiders for purposes of this disclosure.

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

     Trenwick Group Ltd.                                Case No. 03-12636 (MFW)
-----------------------------                                    ---------------
          Debtor                               Reporting Period: August 2004
                                                                 ---------------

                  STATEMENT OF OPERATIONS - continuation sheet

-----------------------------------------------------------------------------------------------------------
                                                                 Month Ended                 Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                    August 2004               Filing to Date
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Other Costs
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Other Operational Expenses
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Board Related                                                              --                     (62,640)
-----------------------------------------------------------------------------------------------------------
Other Fees                                                                 --                   2,054,231
-----------------------------------------------------------------------------------------------------------
Data Processing                                                            --                         953
-----------------------------------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                                 $         --                $  1,992,544
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Other Income
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                                      (4,701,648)                (55,562,885)
-----------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                               $ (4,701,648)               $(55,562,885)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Other Expenses
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Loss on Sale of Trenwick International Ltd.                                                    33,099,059
-----------------------------------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                                             $         --                $ 33,099,059
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Other Reorganization Expenses
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Bankruptcy Related Fees                                                    --                     143,569
-----------------------------------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES                              $         --                $    143,569
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

    Trenwick Group Ltd.                               Case No. 03-12636 (MFW)
--------------------------                                     -----------------
         Debtor                              Reporting Period: August 31, 2004
                                                               -----------------

                                  BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------------
                                                                             BOOK VALUE AT END OF          BOOK VALUE ON
                            ASSETS                                         CURRENT REPORTING MONTH         PETITION DATE
---------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                            --                         --
---------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                           556,583                    655,336
---------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                               225,014                   (591,090)
---------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                             --                         --
---------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                  --                         --
---------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                         16,744                  1,088,137
---------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                2,001,195                  2,200,000
---------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                       --                      3,861
---------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                            $     2,799,536            $     3,356,244
---------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                               --                         --
---------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                      --                         --
---------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                     --                     82,181
---------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                       --                         --
---------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                     --                         --
---------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                                --                    (33,020)
---------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                      $            --            $        49,161
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                           --                         --
---------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                      101,941,011                220,135,876
---------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                              $   101,941,011            $   220,135,876
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $   104,740,547            $   223,541,281
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                     BOOK VALUE AT END OF                     BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                         CURRENT REPORTING MONTH                  PETITION DATE
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
---------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                         10,742                         --
---------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                          --                         --
---------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                --                      4,900
---------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                --                         --
---------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                             --                         --
---------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                    --                         --
---------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                            --                         --
---------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                     --                         --
---------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                             --                         --
---------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                  $        10,742            $         4,900
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
---------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                 --                         --
---------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                --                         --
---------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                      216,432,068                216,896,055
---------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                  $   216,432,068            $   216,896,055
---------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                   216,442,810                216,900,955
---------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
---------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                         3,673,000                  3,676,102
---------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                          574,262,130                574,823,017
---------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                    --                         --
---------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                       --                         --
---------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                   (551,923,031)              (551,923,031)
---------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                   (93,747,578)                        --
---------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                       (43,966,783)               (19,935,762)
---------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                        --                         --
---------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                $  (111,702,262)           $     6,640,326
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                            $   104,740,547            $   223,541,281
===========================================================================================================================

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1


     Trenwick Group Ltd.                                Case No. 03-12636 (MFW)
-----------------------------                                    ---------------
          Debtor                               Reporting Period: August 31, 2004
                                                                 ---------------

                       BALANCE SHEET - continuation sheet

---------------------------------------------------------------------------------------------------------
                                                        BOOK VALUE AT END OF               BOOK VALUE ON
                     ASSETS                           CURRENT REPORTING MONTH              PETITION DATE
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
---------------------------------------------------------------------------------------------------------
Accrued Investment Income                                               --                          3,861
---------------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                                 $            --                $         3,861
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------
Prepaid Deposits                                                    19,622                         19,622
---------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                     100,263,117                    215,156,938
---------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                       1,658,272                      4,959,316
---------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                         $   101,941,011                $   220,135,876
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                        BOOK VALUE AT END OF                BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH               PETITION DATE
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
---------------------------------------------------------------------------------------------------------
Accrued Expenses                                                   884,206                      1,299,727
---------------------------------------------------------------------------------------------------------
Interest Payable                                                 2,276,323                      2,276,323
---------------------------------------------------------------------------------------------------------
Taxes Payable                                                           --                             --
---------------------------------------------------------------------------------------------------------
Due to Affiliates                                               94,430,758                     94,479,224
---------------------------------------------------------------------------------------------------------
Other Liabilities                                              118,840,781                    118,840,781
---------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                       $   216,432,068                $   216,896,055
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
---------------------------------------------------------------------------------------------------------
Deferred Compensation                                             (146,946)                    (1,125,099)
---------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                           (43,819,837)                   (18,810,663)
---------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                           $   (43,966,783)               $   (19,935,762)
---------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

In re Trenwick Group Ltd.                                Case No. 03-12636 (MFW)
      ------------------------                                    --------------
            Debtor                              Reporting period: August 2004
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

----------------------------------------------------------------------------------------------------------------------------
                                                Beginning     Amount
                                                   Tax      Withheld or                           Check. No       Ending Tax
                                                Liability     Accrued    Amount Paid   Date Paid   or EFT         Liability
============================================================================================================================
Federal
----------------------------------------------------------------------------------------------------------------------------
Federal
----------------------------------------------------------------------------------------------------------------------------
Withholding                                         --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                       --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                       --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
Unemployment                                        --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
Income                                              --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
Other:                                              --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                               --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------------------------------
Withholding                                         --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
Sales                                               --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
Excise                                              --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
Unemployment                                        --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
Real Property                                       --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
Personal Property                                   --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
Other:                                              --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
  Total State and Local                             --            --          --                                     --
----------------------------------------------------------------------------------------------------------------------------
Total Taxes                                         --            --          --                         --          --
----------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

----------------------------------------------------------------------------------------------------------------------------
                                                                       Number of Days Past Due
                                                 ===========================================================================
                                                 Current       0-30         31-60        61-90       Over 90     Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                    --        10,526          --           --           216      10,742
----------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                                        --
----------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                        --
----------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                               --
----------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                              --
----------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                            --
----------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                    --
----------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                              --
----------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                               --
----------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                               --
----------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                            --       10,526          --           --           216       10,742
----------------------------------------------------------------------------------------------------------------------------

                                                                     FORM  MOR-4
                                                                          (9/99)

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

Trenwick Group Ltd.
List of Aged Accounts Payable
August 31, 2004

     Vendor             Invoice Date       Invoice Number         Amount                Activity
     ------             ------------       --------------         ------                --------
  Deraventures           11/5/2003         11014-37201-03            216.30      M. Becker Telecommunications
                                                                 ----------
                                                 91+                 216.30

   Equiserve             6/11/2004             170650              2,903.18           Monthly fees
   Equiserve             7/14/2004             172041              5,215.26           Monthly fees
 CT Corporation          6/23/2004           1338360-RI              668.00           Monthly fees
 CT Corporation          6/26/2004           1344162-RI              676.00           Monthly fees
 CT Corporation          7/27/2004           1400750-RI            1,063.00           Monthly fees
                                                                 ----------
                                                 0-30             10,525.44

                                                                 ----------
                                         Grand Total             $10,741.74
                                                                 ==========

                                                                  MOR-4 AGING

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

   Trenwick Group Ltd.                                 Case No. 03-12636 (MFW)
---------------------------                                     ----------------
       Debtor
                                              Reporting Period: August 2004
                                                                ----------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

======================================================================================        ==============
Accounts Receivable Reconciliation                                                                 Amount
======================================================================================        ==============
Total Accounts Receivable at the beginning of the reporting period                            $   225,014.00
--------------------------------------------------------------------------------------        --------------
+ Amounts billed during the peiod                                                                         --
--------------------------------------------------------------------------------------        --------------
- Amounts collected during the peiod                                                                      --
--------------------------------------------------------------------------------------        --------------
Total Accounts Receivable at the end of the reporting period                                      225,014.00
--------------------------------------------------------------------------------------        --------------

======================================================================================        ==============
Accounts Receivable Aging                                                                          Amount
======================================================================================        ==============
0 - 30 days old                                                                                           --
--------------------------------------------------------------------------------------        --------------
31 - 60 days old                                                                                          --
--------------------------------------------------------------------------------------        --------------
61 - 90 days old                                                                                    5,922.00
--------------------------------------------------------------------------------------        --------------
91 + days old                                                                                   9,661,611.00
--------------------------------------------------------------------------------------        --------------
Total Accounts Receivable                                                                       9,667,533.00
--------------------------------------------------------------------------------------        --------------
Amount considered uncollectible (Bad Debt)                                                     (9,442,519.00)
--------------------------------------------------------------------------------------        --------------
Accounts Receivable (Net)                                                                         225,014.00
--------------------------------------------------------------------------------------        --------------

                              DEBTOR QUESTIONNAIRE

======================================================================================        ==============
Must be completed each month                                                                    Yes      No
======================================================================================        ==============
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                     X
--------------------------------------------------------------------------------------        --------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                          X
--------------------------------------------------------------------------------------        --------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.                                                                                          X
--------------------------------------------------------------------------------------        --------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                       X
--------------------------------------------------------------------------------------        --------------

                                                                      FORM MOR-5
                                                                          (9/99)